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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (Date of earliest event reported): March 26, 2004

                      AMERICAN GENERAL FINANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Indiana                           1-6155                          35-0416090
(STATE OR OTHER                  (COMMISSION FILE                  (IRS EMPLOYER
JURISDICTION OF                       NUMBER)                     IDENTIFICATION
INCORPORATION)                                                          NUMBER)

                  601 N.W. Second Street, Evansville, IN 47708
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (812) 424-8031

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Item 5.  Other Events and Regulation FD Disclosure.

         On March 26, 2004, American General Finance Corporation (the "Company") established a program for the issuance from time to time of up to $7,500,000,000 aggregate principal amount (or the equivalent amount in one or more foreign currencies, including the Euro, or any composite currency) of the Company's Medium-Term Notes, Series I (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-110318) (the "Registration Statement") and the related Prospectus dated December 3, 2003 and Prospectus Supplement dated March 26, 2004. The aggregate principal amount of Notes which may be issued will be reduced by the aggregate principal amount of any other debt securities issued under the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number                                     Description
-------      -------------------------------------------------------------------------------
1            Form of Distribution Agreement relating to the Notes.

4(a) Resolutions of the Terms and Pricing Committee establishing the terms of the Notes, certified by the Secretary of the Company.

4(b)         Form of Fixed Rate Medium-Term Note, Series I
             (Book-Entry).

4(c)         Form of Floating Rate Medium-Term Note, Series I
             (Book-Entry).

5            Opinion of Timothy M. Hayes, General Counsel for the Company, as to the legality of the Notes.

8            Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN GENERAL FINANCE CORPORATION

Dated: March 26, 2004                      By: /s/ Donald R. Breivogel, Jr.
                                               ---------------------------------
                                               Name: Donald R. Breivogel, Jr.
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                               Description
---------         ------------------------------------------------------------------------------------
1                 Form of Distribution Agreement relating to the Notes.

4(a)              Resolutions of the Terms and Pricing Committee establishing the terms of the Notes, certified by the Secretary of the Company.

4(b)              Form of Fixed Rate Medium-Term Note, Series I (Book-Entry).

4(c)              Form of Floating Rate Medium-Term Note, Series I (Book-Entry).

5                 Opinion of Timothy M. Hayes, General Counsel for the Company, as to the legality of the Notes.

8                 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.